EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2009 (“Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2009	/s/ KEITH D. JACKSON
Keith D. Jackson President and Chief Executive Officer

Dated: August 5, 2009	/s/ DONALD A. COLVIN
Donald A. Colvin Executive Vice President and Chief Financial Officer

(A signed original of this written statement required by Section 906 has been provided to ON Semiconductor Corporation and will be retained by ON Semiconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.)